SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. ______________)

Filed by the registrant ☒

Filed by a party other than the registrant ☐

Check the appropriate box:		☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Preliminary Proxy Statement
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting material under Rule 14a-12

MGC Diagnostics Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on March 27, 2013

MGC DIAGNOSTICS CORPORATION MGC DIAGNOSTICS CORPORATION 350 OAK GROVE PARKWAY ST. PAUL, MINNESOTA 55127-8599	Meeting Information Meeting Type: Annual Meeting For holders as of: February 01, 2013 Date: March 27, 2013 Time: 3:30 PM CDT Location: 350 Oak Grove Parkway Saint Paul, Minnesota 55127

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

——  Before You Vote  ——

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report        2. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow →     (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:      www.proxyvote.com

2) BY TELEPHONE:  1-800-579-1639

3) BY E-MAIL*:          sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow →     (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before March 13, 2013 to facilitate timely delivery.

——  How ToVote  ——

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  →     available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items

The Board of Directors recommends you vote

FOR the following:

1.	Election of Directors Nominees

01	Mark W. Sheffert	02	Gregg O. Lehman, Ph.D.	03	John R. Baudhuin	04	Robert E. Munzenrider	05	Wendy D. Lynch, Ph.D.
06	Hendrik Struik

The Board of Directors recommends you vote FOR proposals 2 and 3.

2	Ratification of the appointment of Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm for the fiscal year ended October 31, 2013.

3	Advisory approval of the company's executive compensation.

The Board of Directors recommends you vote "3 YEARS" on the following proposal:

4	To recommend, by non-binding vote, the frequency of executive compensation votes.

NOTE: THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES, FOR PROPOSALS 2 AND 3, AND FOR EVERY THREE YEARS. PLEASE SIGN, DATE AND RETURN THIS PROXY FORM.

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